UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 27, 2008


                             FRONTIER ENERGY CORP.
	    ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               NEVADA                       033-05384             87-0443026
   -------------------------------	----------------	-------------
   (State or other Jurisdiction of  	(Commission File 	(IRS Employer
    Incorporation or organization)	    Number)	   	  I.D. No.)

                          ___________________________

               2413 Morocco Avenue,North Las Vegas, Nevada   89031
	    --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (702) 648-5849

                          ___________________________





ITEM 8.01 OTHER EVENTS

       On June 27, 2008, Frontier Energy Corp. (the "Registrant") issued a press release in which it announced that the registrant had signed a letter of intent to purchase the assets and business of Cancen Oil Processors, Inc. ("Cancen"), an Alberta corporation (the "Proposed Acquisition"). The Proposed Acquisition is subject to Cancen's rights to a due diligence investigation and the execution of a definitive agreement for the Proposed Acquisition. A copy of the Registrant's press release regarding the letter of intent and the Proposed Acquisition is attached as an exhibit to this report.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1  Press Release, dated June 27, 2008


                                SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Small Business Issuer has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

                                        FRONTIER ENERGY CORP.

Dated: June 29, 2008

                                        By: /s/ Robert Genesi
					    -----------------
                                            Robert Genesi
                                            President